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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2004


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                     001-16505               58-2350980
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

               1114 First Avenue                                10021
               New York, New York                            (Zip Code)
    (Address of principal executive offices)

                                 (212) 838-2061
                         (Registrant's telephone number,
                              including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events

On November 1, 2004, The Smith & Wollensky Restaurant Group, Inc. (the "Company") informed certain of its employees that ONEc.p.s., a restaurant that the Company manages, will close effective January 1, 2005 in connection with a decision by the owners of the Plaza Hotel to sell the hotel in which the restaurant is located. As a result, the Company will no longer accrue additional quarterly management fees under its agreement with Plaza Operating Partners, Ltd. with respect any periods following January 1, 2005. The Company received $265,136 during the fiscal year 2003 and $137,234 for the six-months ended June 28, 2004 under such management agreement.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 The Smith & Wollensky Restaurant Group, Inc.


                                 By:     /s/ Alan M. Mandel
                                         ------------------------------------
                                         Alan M. Mandel
                                         Chief Financial Officer, Executive Vice
                                         President of Finance, Treasurer and
                                         Secretary


Date:   November 2, 2004